UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2022

TuSimple Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40326	86-2341575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9191 Towne Centre Drive, Suite 600
San Diego, CA 92122
(Address of principal executive offices, including zip code)

(619) 916-3144

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TSP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

As of November 22, 2022, TuSimple Holdings Inc. (the “Company”) is affirming its quarterly financial results for the quarter ended September 30, 2022, as reported under the caption, “Our Financials: Balancing Investment and Efficiency” in the Company’s Letter to Shareholders, furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K, furnished with the Securities and Exchange Commission (the “SEC”) on October 31, 2022.

The information furnished with this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The Company uses its Investor Relations website (https://ir.tusimple.com/investor-relations) as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This report contains forward-looking statements, including statements regarding the Company’s expected financial results. These statements are based on current expectations as of the date of this report and involve a number of risks and uncertainties, which may cause results to differ materially from those indicated by these forward-looking statements. Many important factors could cause actual future events to differ materially from the forward-looking statements in this report, including but not limited to, those related to the Company’s ability to complete the Form 10-Q within the anticipated time period, the Company’s ability to regain compliance with Nasdaq listing standards, the Company’s ability to engage an independent auditor, autonomous driving being an emerging technology, the development of the Company’s technologies and products, the Company’s limited operating history in a new market, the regulations governing autonomous vehicles, changes in the Company’s board of directors and senior management, the Company’s dependence on its senior management team, reliance on third-party suppliers, potential product liability or warranty claims, the protection of the Company’s intellectual property, securities class action litigation, and government or regulatory policies, inquiries and actions. Moreover, the Company operates in a competitive and rapidly changing environment, and new risks may emerge from time to time. The foregoing list of factors is not exhaustive.

You should carefully consider the foregoing factors and the other risks and uncertainties described under the caption “Risk Factors” in our most recent annual report on Form 10-K, filed with the SEC on February 24, 2022, and the Company’s other filings with the SEC. These SEC filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TuSimple Holdings Inc.

By:	/s/ Eric Tapia
Eric Tapia
Interim Chief Financial Officer

Dated: November 22, 2022